UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2021

Fauquier Bankshares, Inc.

(Exact name of Registrant as Specified in Its Charter)

Virginia	000-25805	54-1288193
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Courthouse Square, Warrenton, Virginia	20186
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (540) 347-2700

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock Par value $3.13 per share	FBSS	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

On April 1, 2021, Fauquier Bankshares, Inc. (“Fauquier”) completed its previously announced merger with Virginia National Bankshares Corporation (“Virginia National”). The merger of Fauquier with and into Virginia National, with Virginia National continuing as the surviving corporation (the “Merger”), was effected pursuant to an Agreement and Plan of Reorganization, dated as of September 30, 2020, between Virginia National and Fauquier, and a related Plan of Merger (together, the “Merger Agreement”). At the effective time of the Merger (the “Effective Time”), each share of common stock, par value $3.13 per share, of Fauquier (“Fauquier common stock”), that was outstanding immediately prior to the Effective Time, other than certain excluded shares owned by Virginia National or Fauquier, was converted into the right to receive 0.675 shares (the “Exchange Ratio”) of common stock, par value $2.50 per share, of Virginia National (“Virginia National common stock”), with cash to be paid in lieu of fractional shares of Virginia National common stock (the “Merger Consideration”).

Except as provided in the next sentence, at the Effective Time, each outstanding restricted stock award granted by Fauquier vested fully and was converted into the right to receive the Merger Consideration in respect of each share of Fauquier common stock underlying such award. Each Fauquier restricted stock award issued after the date of the Merger Agreement to a director of Fauquier who joined the board of directors of Virginia National at the Effective Time was converted into a fully vested Virginia National restricted stock award based on the Exchange Ratio, and any transferability restrictions on such Fauquier restricted stock award prior to the Effective Time continue to apply after the Effective Time.

Each share of Virginia National common stock outstanding immediately prior to the Merger remained outstanding and was unaffected by the Merger.

Shortly after the Effective Time, The Fauquier Bank, Fauquier’s wholly-owned bank subsidiary, was merged with and into Virginia National Bank, Virginia National’s wholly-owned bank subsidiary, with Virginia National Bank surviving.

The foregoing description of the Merger Agreement and the Merger does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is incorporated by reference to Exhibit 2.1 to this Current Report on Form 8-K.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As a result of the Merger, Fauquier no longer fulfills the listing requirements of the Nasdaq Capital Market (“Nasdaq”). On March 31, 2021, Fauquier notified Nasdaq that the transactions contemplated by the Merger Agreement were expected to close on April 1, 2021. Fauquier requested that Nasdaq (i) suspend trading in shares of Fauquier common stock at the close of business on March 31, 2021 and (ii) file with the Securities and Exchange Commission (the “Commission”) a notification of delisting of Fauquier common stock on Form 25 under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a result, Fauquier common stock is no longer listed on Nasdaq.

Fauquier intends to file with the Commission certifications on Form 15 under the Exchange Act to deregister Fauquier common stock under Section 12(g) of the Exchange Act and suspend Fauquier’s reporting obligations under Sections 13 and 15(d) of the Exchange Act as promptly as possible.

The information set forth under Item 2.01 of this Current Report on 8-K is incorporated by reference into this Item 3.01.

Item 3.03	Material Modification to Rights of Security Holders.

At the Effective Time, each share of Fauquier common stock was converted into the right to receive 0.675 shares of Virginia National common stock.

The information set forth under Items 2.01 and 3.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01	Changes in Control of Registrant.

On April 1, 2021, Fauquier was merged with and into Virginia National pursuant to the Merger Agreement, with Virginia National surviving the Merger.

The information set forth under Items 2.01, 3.03 and 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Merger, all of Fauquier’s directors ceased serving on the Fauquier board of directors as of the Effective Time.

At the Effective Time, Marc J. Bogan, former President and Chief Executive Officer of Fauquier, became President and Chief Executive Officer of Virginia National Bank. Mr. Bogan has entered into an employment agreement with Virginia National and Virginia National Bank, dated September 30, 2020 and effective as of the Effective Time, that in relevant part amends, restates and supersedes the employment agreement dated June 6, 2016 between Mr. Bogan, Fauquier and The Fauquier Bank.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective upon completion of the Merger, the separate corporate existence of Fauquier ceased. The articles of incorporation of Virginia National, as in effect immediately before the completion of the Merger, and the bylaws of Virginia National, as amended in connection with the Merger, became the articles of incorporation and bylaws of the surviving corporation. Consequently, the articles of incorporation and bylaws of Fauquier ceased to be in effect upon completion of the Merger.

The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description

2.1	Agreement and Plan of Reorganization, dated September 30, 2020, between Virginia National Bankshares Corporation and Fauquier Bankshares, Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Fauquier Bankshares, Inc. on October 2, 2020)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRGINIA NATIONAL BANKSHARES CORPORATION, as successor to Fauquier Bankshares, Inc.

Date: April 1, 2021	By:	/s/ Tara Y. Harrison
Tara Y. Harrison
Executive Vice President and Chief Financial Officer